UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014

Martin Marietta Materials, Inc.
(Exact name of registrant as specified in charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on January 27, 2014, Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta”), Texas Industries, Inc., a Delaware corporation (“TXI”), and Project Holdings, Inc., a North Carolina corporation and a wholly owned subsidiary of Martin Marietta (“Merger Sub”), entered into an Agreement and Plan of Merger, pursuant to which Merger Sub will merge with and into TXI (the “Merger”), with TXI surviving the Merger as a wholly owned subsidiary of Martin Marietta. Upon consummation of the Merger, Martin Marietta currently expects to redeem TXI’s 9 ¼% Senior Notes due 2020 (the “TXI Notes”) and to satisfy and discharge the related indenture.

As previously announced, Martin Marietta has a trade receivables securitization facility backed by trade receivables originated by Martin Marietta and certain of its subsidiaries. On April 18, 2014, Martin Marietta and its wholly owned subsidiary, Martin Marietta Funding LLC (“MM Funding”), entered into the Second Amendment to its Credit and Security Agreement with SunTrust Bank dated as of April 19, 2013, to extend the termination date of the facility to September 30, 2014. The facility bears interest at one-month LIBOR plus a margin. As of March 31, 2014, the trade receivables facility was fully drawn. On June 20, 2014, MM Funding received a commitment letter (the “Commitment Letter”) from SunTrust Bank agreeing to increase the amount of the facility by an additional $100.0 million to a total of $250.0 million on July 1, 2014. Martin Marietta expects to fully draw the incremental $100.0 million on or shortly after the date it consummates the Merger in order to partially fund the redemption of the TXI Notes, and for general working capital purposes.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Additionally, as previously announced, on June 23, 2014, Martin Marietta entered into an amendment to the credit agreement governing its revolving credit facility (the “Amendment”) in order to (i) amend the definition of “Consolidated EBITDA” therein to permit certain Merger-related transaction expenses to be added back in the determination of Consolidated EBITDA and (ii) amend the required levels in the leverage ratio financial covenant therein for the quarter ending September 30, 2014, which is tested as of the last day of each fiscal quarter.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is attached as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated by reference herein.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of TXI by Martin Marietta, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Martin Marietta’s  and TXI’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of approval of both Martin Marietta’s shareholders and TXI’s stockholders; the regulatory approvals required for the transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate TXI’s operations into those of Martin Marietta; the integration of TXI’s operations into those of Martin Marietta being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; the retention of certain key employees of TXI being difficult; Martin Marietta’s and TXI’s ability to adapt its services to changes in technology or the marketplace; Martin Marietta’s and TXI’s ability to maintain and grow its relationship with its customers; levels of construction spending in the markets; a decline in the commercial component of the nonresidential construction market and the subsequent impact on construction activity; a slowdown in residential construction recovery; unfavorable weather conditions; a widespread decline in aggregates pricing; changes in the cost of raw materials, fuel and energy and the availability and cost of construction equipment in the United States; the timing and amount of federal, state and local transportation and infrastructure funding; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; and changes to and the impact of the laws, rules and regulations (including environmental laws, rules and regulations) that regulate Martin Marietta’s and TXI’s operations. Additional information concerning these and other factors can be found in Martin Marietta’s and TXI’s filings with the Securities and Exchange Commission (“SEC”), including Martin Marietta’s and TXI’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  These risks, as well as other risks associated with Martin Marietta’s proposed acquisition of TXI are also more fully discussed in the definitive joint proxy statement/prospectus that Martin Marietta and TXI filed with the SEC on Form 424B3 and Schedule 14A, respectively, on May 30, 2014 in connection with the proposed acquisition.  Martin Marietta  and TXI assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed transaction between Martin Marietta and TXI, Martin Marietta filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Martin Marietta and TXI and that also constitutes a prospectus of Martin Marietta (which registration statement was declared effective on May 30, 2014).  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BY MARTIN MARIETTA OR TXI, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MARTIN MARIETTA, TXI AND THE PROPOSED TRANSACTION.  The joint proxy statement/prospectus and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents can also be obtained free of charge from Martin Marietta upon written request to the Corporate Secretary at Martin Marietta Materials, Inc., 2710 Wycliff Road, Raleigh, NC 27607, telephone number (919) 783-4540 or from Martin Marietta’s website,  http://ir.martinmarietta.com or from TXI upon written request to TXI at Investor Relations, Texas Industries, Inc., 1503 LBJ Freeway, Suite 400, Dallas, Texas 75234, telephone number (972) 647-6700 or from TXI’s website, http://investorrelations.txi.com.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder.  However, Martin Marietta, TXI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding Martin Marietta’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 24, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on April 17, 2014.  Information regarding TXI’s directors and executive officers may be found in its Annual Report for the year ended May 31, 2013 on Form 10-K filed with the SEC on July 22, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on August 23, 2013.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants is also included in the joint proxy statement/prospectus.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Commitment Letter dated as of June 20, 2014 to the Credit and Security Agreement, dated as of April 19, 2013 (as last amended April 18, 2014), among Martin Marietta Funding LLC, as borrower, Martin Marietta Materials, Inc., as servicer, and SunTrust Bank, as lender together with the other lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders.

10.2
First Amendment dated as of June 23, 2014 to the Credit Agreement dated as of November 29, 2013, among Martin Marietta Materials, Inc., the lenders listed therein and J.P. Morgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date: June 25, 2014	By:	/s/ Roselyn R. Bar
		Name:	Roselyn R. Bar
		Title:	Senior Vice President, General Counsel And Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1
Commitment Letter dated as of June 20, 2014 to the Credit and Security Agreement, dated as of April 19, 2013 (as last amended April 18, 2014), among Martin Marietta Funding LLC, as borrower, Martin Marietta Materials, Inc., as servicer, and SunTrust Bank, as lender together with the other lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders.

10.2
First Amendment dated as of June 23, 2014 to the Credit Agreement dated as of November 29, 2013, among Martin Marietta Materials, Inc., the lenders listed therein and J.P. Morgan Chase Bank, N.A., as administrative agent.